                                                                   EXHIBIT 10.17


                    HEARTLAND WIRELESS COMMUNICATIONS, INC.
                    PERFORMANCE INCENTIVE COMPENSATION PLAN


                                  I.  PURPOSE

         The purpose of the Heartland Wireless Communications, Inc. Performance Incentive Compensation Plan (the "Plan"), is to advance the interests of Heartland Wireless Communications, Inc. (the "Company"), by strengthening, through the payment of incentive awards, the linkage between executives of the Company and stockholders of the Company, the decision-making focus of executives of the Company upon improving stockholder wealth, and the ability of the Company to attract and retain those key employees upon whose judgment, initiative, and efforts the successful growth and profitability of the Company depends.


                                II.  DEFINITIONS

         a. "AWARD" shall mean the amount payable to a Participant for a Plan Year pursuant to the Plan.

         b. "BASE COMPENSATION" shall mean the total salary or wages paid by the Company or a Subsidiary for employment services during a Plan Year, excluding any payments under this Plan or similar forms of additional compensation, or any fringe benefits reportable on Form W-2 for federal income tax purposes.

         c. "BENEFICIARY" shall mean the beneficiary or beneficiaries designated in accordance with Section XIII to receive any amount payable under the Plan after the death of a Participant.

         d.      "BOARD" shall mean the board of Directors of the Company.

         e.      "CEO" shall mean the Chief Executive Officer of the Company.

         f. "COMMITTEE" shall mean the Compensation Committee of the Board of Directors of the Company, or any subcommittee thereof, as such Committee or subcommittee shall be comprised from time to time.

         g. "COMPANY" shall mean Heartland Wireless Communications, Inc., a Delaware corporation, its successors and survivors resulting from any merger or acquisition of Heartland Wireless Communication, Inc. with or by any other corporation or other entity or enterprise.

         h. "CORPORATE/BUSINESS UNIT EARNINGS GROWTH OBJECTIVES" shall mean the corporate and/or business unit earnings and/or EBITDA growth objectives established by the Committee for the purpose of determining any Award payable to a Participant for a Plan Year under the terms of the Plan.

         i. "DISABILITY" shall mean incapacity resulting in the Participant's being unable to engage in gainful employment at his usual occupation by reason of any medically demonstrable physical or mental condition, excluding, however, incapacity contracted, suffered or incurred while the Participant was engaged in, or which resulted from having engaged in, a felonious enterprise; incapacity resulting from or consisting of chronic alcoholism or addiction to drugs of abuse; and incapacity resulting from an intentionally self-inflicted injury or illness.

         j. "EBITDA" shall mean the consolidated earnings before interest, taxes, depreciation and amortization of Heartland Wireless Communications, Inc. as of the Plan Year, as reflected in its unaudited financial statements as prepared by the Company's Chief Financial Officer and presented to the Board.

         k.      "EFFECTIVE DATE" shall mean January 1, 1998.

         l. "ELIGIBLE EMPLOYEE" shall mean any officer or key management employee of the Company or a Subsidiary who is a regular full-time employee of the Company or a Subsidiary. A director of the Company or a Subsidiary is not an Eligible Employee unless he is also a regular full-time salaried employee of the Company or a Subsidiary. A "full time" employee means any employee who is customarily employed more than 20 hours per week and at least six months per year.

         m. "INCENTIVE AWARD CLASSIFICATION" shall mean the classification of Officers and other Participants established and used for payment of Awards under Section VI.

         n. "INCENTIVE PERFORMANCE OBJECTIVES" shall mean, collectively, Corporate/Business Unit Earnings Growth Objectives and Specified Annual Performance Objectives for a particular Participant.

         o. "OFFICER" shall mean any Board-appointed officer of the Company and any other executive of the Company or a Subsidiary whose individual compensation during the Plan Year would be required to be disclosed in the Company's corresponding annual proxy statement.

         p. "PARTICIPANT" shall mean any Eligible Employee who is an Officer and is designated by the Committee for participation in the Plan and any other Eligible Employee designated by the Committee or by the CEO for participation in the Plan, in each case for the Plan Year with respect to which an Award may be made and which has not been paid, forfeited or otherwise terminated or satisfied under the Plan.

         q. "PLAN" shall mean the Heartland Wireless Communication, Inc. Performance Incentive Compensation Plan, as set forth in this instrument, as amended from time to time.

         r. "PLAN YEAR" shall mean the year, which shall be the same as the Company's fiscal year for tax and financial reporting purposes, to be used to measure actual performance against Incentive Performance Objectives and to determine the amount of Awards for Participants.

         s. "SPECIFIED ANNUAL PERFORMANCE OBJECTIVES" shall mean the specific performance objectives established by the Committee or the CEO, other than Corporate/Business Unit Earnings Growth objectives, for purposes of determining any Award payable to a Participant for a Plan Year under the terms of the Plan.

         t. "SUBSIDIARY" shall mean a corporation of which fifty percent (50%) or more of the issued and outstanding voting stock is owned (directly or indirectly) by the Company.


                              III.  ADMINISTRATION

         Administration of the Plan shall be by the Committee, which shall, in applying and interpreting the provisions of the Plan, have full power and authority to construe, interpret and carry out the provisions of the Plan. All decisions, interpretations and actions of the Committee under the Plan shall be at the Committee's sole and absolute discretion and shall be final, conclusive and binding upon all parties. The generality of the provisions of the immediately preceding sentence shall not be deemed to be limited by any reference to the Committee's discretion in any other provision of the Plan.

         No member of the Committee shall be jointly or severally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other officer, employee and director of the Company to whom any duty or act relating to the administration of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of the claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's or persons' own fraud or bad faith.


                       IV.  ELIGIBILITY FOR PARTICIPATION

         In the case of Eligible Employees who are Officers, participation recommendations shall be provided to the Committee by the CEO and approved or rejected by the Committee as soon as practicable after the beginning of each Plan Year (or, if a person becomes an Officer during a Plan Year, as soon as practicable after the person becomes an Officer). In the case of all other Eligible Employees, participation recommendations shall be made by the CEO as soon as practicable after the beginning of each Plan Year (or portion thereof) for which participation has been approved. Each Eligible Employee shall be notified of his participation in the Plan as soon as practicable after approval of his participation for any Plan Year (or portion thereof) for which his participation has been approved.

                      V.  INCENTIVE PERFORMANCE OBJECTIVES

         At the beginning of each Plan Year, the Committee shall establish Corporate and Business Unit Earnings Growth Objectives for the Plan Year. Such Objectives shall be expressed as increases in EBITDA before extraordinary or nonrecurring items as such items are determined by the Committee.

         In addition, the Committee or the CEO may establish Specified Annual Performance Objectives for each Participant for the Plan Year.


                      VI.  INCENTIVE AWARD CLASSIFICATION

         At the beginning of each Plan Year, (or, if an Eligible Employee becomes a Participant during a Plan Year, on or before the date that Eligible Employee becomes a Participant), the Committee shall assign each Participant who is an Officer, and the Committee or the CEO shall assign each other Participant, to an Incentive Award Classification which shall determine the percentage of Base Compensation payable under the Plan for achievement of the Incentive Performance Objectives established for the Participant for the Plan Year.

         The following table sets forth the percentage of Base Compensation payable under the Plan as an Award for achievement of the Incentive Performance Objectives established for a Participant for the Plan Year:

                                   Incentive Performance Award
                                        As a Percentage of
               Classification           Base Compensation
               --------------           -----------------

                      1                       50.0%
                      2                       35.0%
                      3                       25.0%
                      4                       20.0%
                      5                       15.0%



                         VII.  DETERMINATION OF AWARDS

         During the first quarter of each Plan Year (or, if an Eligible Person becomes a Participant during a Plan Year, on or before the date that Eligible Employee becomes a Participant), the Committee, or, in the case of any Eligible Employee who the CEO is entitled to approve as a Participant, the CEO shall establish one or more formulas for determining the amount of Awards for the Plan Year based upon the extent of attainment of the Corporate/Business Unit Earnings Growth Objectives and Specified Annual Performance Objectives for the Plan Year.

         Specified Annual Performance Objectives shall constitute no greater than fifty percent (50%) of a Participant's Award and shall be based upon other objective or subjective criteria which the Committee or CEO deems appropriate for each Participant.

         The Award for a Participant shall be determined according to actual performance of the Company and/or Business Unit and the Participant when compared with the Incentive Performance Objectives for the Company and/or Business Unit and Participant. The Participant's Award shall be determined by
(1) multiplying the Participant's Base Compensation during the Plan Year by the appropriate percentage corresponding to the Participant's Incentive Award Classification from Section VI (with the resulting product of this calculation referred to as the "Plan Year Base"), and (2) then multiplying the Plan Year Base by the percentage by which the Participant and the Company/Business Unit achieved their respective Incentive Performance Objectives based upon the following table:

           Percentage of Achievement of                  Percentage of
         Incentive Performance Objectives*              Plan Year Base
         ---------------------------------              --------------

                    Above 150%                               150%
                           50%                                50%
                 Less than 50%                                 0%

*A linear interpolation to the nearest one percent shall be applied to determine the appropriate percentage for performance not specified on the table.

         Notwithstanding the foregoing provisions of this Section, the following provisions shall apply:

         (1) In the event of extraordinary or nonrecurring items affecting EBITDA and/or earnings or other financial line item as determined by the Committee or CEO, the Committee or the CEO may, in its or his discretion, modify the amount of the Awards, before payment thereof, for any Participant designated by the Committee or by the CEO, as the case may be.

         (2) In the event of a change in employment status of a Participant during any Plan Year, the Committee or, in the case of Participants whose participation in the Plan may be approved by the CEO, the CEO may, in its or his discretion, adjust the Award determinants for the Participant from those set at the beginning of the Plan Year to determinants based upon the Participant's new status. Alternatively, the Committee or the CEO, as the case may be, may in its or his discretion, prorate the Award payable to the Participant in accordance with services rendered by the Participant during the Plan Year in each status.

         As soon as practicable after the establishment of the formula(s) and other criteria for determining Awards for the Plan Year or any other action in accordance with the preceding provisions of this Section, each affected Participant shall be notified in writing of the formula(s) and other criteria or action applicable to the Participant.

         As soon as practicable after the end of each Plan Year, the amount of any Award payable for the Plan Year to each Participant shall be determined, and each Participant shall be notified in writing thereof.

         Notwithstanding any other provision of the Plan, in the case of a Participant's or an Eligible Employee's separation from service with the Company or a Subsidiary for any reason other than Disability or death, such Participant or Eligible Employee shall become ineligible to participate in the Plan and shall receive no Award for any Plan Year that has not ended prior to the Participant's or Eligible Employee's separation from service. In the case of separation from service due to Disability or death, a Participant shall be eligible to receive an Award covering the period of time that he was employed and was a Participant in the Plan Year during which the separation occurs.


                            VIII.  PAYMENT OF AWARDS

         Awards shall be paid as soon as practicable after the close of the Plan Year, except that the Committee may, in its sole discretion, direct that payments to the Participants be made during December of the Plan Year in the amount of all or any portion specified by the Committee of the estimated Award for that Plan Year, subject to adjustment as soon as practicable after the end of the Plan Year and the determination of the exact amount of the Award therefor.

         No Participant shall have the unconditional right to an Award hereunder until the Plan Year has concluded and the exact amount of the Award has been determined by the Committee.


                     IX.  AMENDMENT AND TERMINATION OF PLAN

         The Board reserves the right, at any time, to amend, suspend or terminate the Plan, in whole or in part, in any manner, and for any reason, and without the consent of any Participant, Eligible Employee or Beneficiary or other person; provided, that no such amendment, suspension or termination shall adversely affect the payment of any amount for a Plan Year ending prior to the action of the Board amending, suspending or terminating the Plan.


                               X.  GOVERNING LAW

         The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Delaware.

                         XI.  MISCELLANEOUS PROVISIONS

         Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Company or a Subsidiary or affect the right of the Company or a Subsidiary to dismiss any employee. The Plan shall not constitute a contract between the Company or a Subsidiary and any employee. Except as provided in Section VII, no Participant shall receive any right to be granted an Award hereunder. No Award shall be considered as compensation under any employee benefit plan of the Company or a Subsidiary, except as may be otherwise provided in such employee benefit plan. No reference in the Plan to any other plan or program maintained by the Company shall be deemed to give any Participant or other person a right to benefits under such other plan or program.


                        XII.  NO ALIENATION OF BENEFITS

         Except insofar as may otherwise be required by law, no amount payable at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, nor in any manner be subject to the debts or liabilities of a Participant or Beneficiary, and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If a Participant or Beneficiary shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan, or any part thereof, or if by reason of bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then, in the event that Participant is an Officer, the Committee, and in all other cases, the Committee or the CEO, may, if it or he so elects, direct that such amount be withheld and that all or any part thereof be paid or applied to or for the benefit of such Participant or Beneficiary, his spouse, children or other dependents, or any of them, in such a manner and proportion as the Committee or the CEO, as the case may be, may deem proper.


                      XIII.  DESIGNATION OF BENEFICIARIES

         Each Participant shall file with the Secretary of the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive any Award payable under the Plan after his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company.

         The last such designation received by the Company shall be controlling; except that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Participant's death, and in no event shall it be effective as of any date prior to such receipt.

         If no designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or if such designation, in the Company's discretion, conflicts with applicable law, the Participant's estate shall be deemed to have been designated his Beneficiary and shall receive any Award payable under the Plan after his death. If the Committee is in doubt as to the right of any person to receive such an amount, the Company may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Company may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company and the Committee therefor.


                XIV.  PAYMENTS TO PERSON OTHER THAN PARTICIPANT

         If the Committee or, in the case of a Participant whose participation in the Plan may be approved by the CEO, the CEO shall find that a Participant or his Beneficiary to whom an Award is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed representative) may, if the Committee or the CEO, as the case may be, so directs, be paid to his spouse, child, a relative, an institution maintaining custody of such person or any other person deemed by the Committee or the CEO, as the case may be, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan, the Company and the committee therefor.


              XV.  NO RIGHT, TITLE OR INTEREST IN COMPANY'S ASSETS

         No Participant or Beneficiary shall have any right, title or interest whatsoever in or to any investments which the Company or a Subsidiary may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust of any kind, or fiduciary relationship between the Company or a Subsidiary and any Participant or Beneficiary or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate funds shall be established, and no segregation of assets shall be made, to assure payment thereof.